UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2018

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2018, RAIT Financial Trust (“RAIT”) received written notification (the “Second Notice”) from the New York Stock Exchange (the “NYSE”) that RAIT was no longer in compliance with the continued listing standard (the “Market Cap Condition”) set forth under Rule 802.01B of the NYSE Listed Company Manual (the “Manual”) because the staff of the NYSE had determined that RAIT had not maintained at least a $15.0 million average market capitalization over a 30 trading-day period.  As previously disclosed, on May 11, 2018, the NYSE suspended trading in RAIT’s Common Shares of Beneficial Interest (the “Common Shares”) and the other securities of RAIT listed on the NYSE (collectively, the “Listed Securities”) and commenced proceedings to delist the Listed Securities from the NYSE. The NYSE took this action when the trading price of the Common Shares decreased to below $0.16 per share on May 11, 2018. The NYSE, in interpreting the continued listing standards (the “Abnormally Low Condition”) under Section 802.01D of the NYSE’s Listed Company Manual, has determined that a trading price of below $0.16 per share is “abnormally low” and, therefore, is cause for suspension of trading and delisting from the NYSE. As previously disclosed, effective September 21, 2017, RAIT received written notification (the “First Notice”) from the NYSE that RAIT was not in compliance with the continued listing standard (the “Price Condition”) set forth under Rule 802.01C of the Manual because the average closing price of RAIT’s common shares fell below $1.00 over a consecutive 30 trading-day period ending September 15, 2017.

As previously disclosed, RAIT has informed the NYSE that it currently intends to seek to cure the Price Condition by proposing (the “Reverse Split Proposal”) that its shareholders grant discretionary authority to RAIT’s Board of Trustees (the “Board”) to implement a reverse stock split as described in RAIT’s Proxy Statement previously filed with the Securities and Exchange Commission (the “SEC”).  Under NYSE listing standards, RAIT must obtain the shareholder approval by no later than RAIT’s 2018 Annual Meeting of Shareholders and must implement the action promptly thereafter. In this event, the Price Condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above the level for at least the following 30 trading days.  RAIT expects that any cure of the Price Condition would also cure the Abnormally Low Condition.  On May 29, 2018, RAIT sent a notice (the “Appeal Notice”) to the NYSE appealing (the “Appeal”) the NYSE staff’s determinations in the First Notice and relating to the Abnormally Low Condition, requesting review of these determinations by a committee of the NYSE’s Board of Directors (the “Review Committee”) and requesting the opportunity to make an oral presentation to the Review Committee.  RAIT discussed the Market Cap Condition in its Appeal Notice and plans to ask the Review Committee to review the NYSE staff’s determination in the Second Notice as well in its Appeal.  The NYSE has notified RAIT that the Appeal is scheduled to be held on October 11, 2018.  During the appeal period, RAIT remains “listed” on the NYSE though trading in the Listed Securities is suspended. RAIT cannot provide any assurance that the Appeal will be successful.

As previously disclosed, while trading on the NYSE in the Listed Securities remains suspended, the Listed Securities are trading on the OTCQB. RAIT can provide no assurance that the Listed Securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Listed Securities on this market, whether the trading volume of the Listed Securities will be sufficient to provide for an efficient trading market or whether quotes for the Listed Securities may be blocked by OTC Markets Group in the future.

RAIT’s receipt of the First Notice and the Second Notice, in and of itself, does not affect RAIT’s SEC reporting requirements and does not cause an event of default under any of RAIT’s debt obligations.

Forward-Looking Statements

This report may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “intends,” “plans,” “expects,” “will,” “believe,” or other similar words or terms. Such forward-looking statements include, but are not limited to, statements regarding the Appeal or RAIT’s intention to cure the Market Cap Condition, the Abnormally Low Condition and the Pricing Condition (collectively, the “Conditions”), statements concerning the Reverse Split Proposal and any other options RAIT may take in an effort to cure these Conditions and possible consequences to RAIT of the existence of the Conditions and/or if the Conditions are not cured; statements regarding RAIT’s responses to the suspension of trading of the Listed Securities on the NYSE and trading of the Listed Securities on the OTCQB.  Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, strategies or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effect of the announcement of the actions described on RAIT’s business, including its financial and operating results and its employees, lenders and other capital sources and customers; whether the Reverse Split Proposal will be approved by RAIT’s shareholders; whether RAIT will be able to regain compliance with the Conditions or other NYSE continued listing standards; whether the Appeal will be successful and the suspension of trading of the Listed Securities on the NYSE will be lifted; and other factors described above regarding the Appeal or RAIT’s ability to trade on the OTCQB or described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 6, 2018	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Interim Chief Executive Officer, Interim President and General Counsel